SENTRY LIFE INSURANCE COMPANY OF NEW YORK

                            Sentry Variable Account I

                          Supplement dated May 1, 2008


This  supplement  updates  information  contained in the  prospectus  dated
May 1, 2004, for your variable annuity contract issued by Sentry Life Insurance Company of New York (the "Company"). You should read this information carefully and retain it for future reference, along with the prospectus. The terms used in this supplement have the same meaning as those used in the prospectus.



The information contained in your prospectus under the heading "Deduction for Premium Taxes and Other Taxes" is revised as follows:

Some states and other government entities (e.g., municipalities) charge premium taxes or similar taxes. The Company is responsible for paying these taxes and will make a deduction from the Contract Value for them at the time the premiums are received.


The information contained in your prospectus under the heading "Dollar Cost Averaging Plan" is revised as follows:

         The Company no longer offers the Dollar Cost Averaging Plan.